AMCAP FUND

Annual Report for the year ended February 28, 1997

THE YEAR WAS 1967. THE UNITED STATES WAS EMBROILED IN WAR IN VIETNAM. A GALLON OF GAS SOLD FOR ONLY 30 CENTS - AND AN AMERICAN COMPANY PRODUCED THE FIRST MICROWAVE OVEN FOR HOME USE. ON MAY 1, AMCAP FUND BEGAN OPERATIONS. TODAY, THE NATION, THE WORLD AND THE MUTUAL FUND INDUSTRY ARE VASTLY DIFFERENT THAN THEY WERE 30 YEARS AGO. BUT AMCAP'S OBJECTIVE OF INVESTING IN QUALITY GROWTH COMPANIES REMAINS THE SAME. THE STORY OF WHERE WE HAVE BEEN AND WHERE WE ARE GOING IS INSIDE. WE CALL IT "THIRTY YEARS OF GROWTH AND INNOVATION."

1967 - 1997

[Watermark:  the number 30]
["AMCAP" is printed vertically]
[Small collage of photos:  astronaut, microchip, genetic abstract]

[The American Funds Group(r)]

AMCAP's Total Return Year by Year
For the past 10 fiscal years (ended 2/28 or 2/29)

1988                                        - 3.1%
1989                                        + 9.6
1990                                        + 14.0
1991                                        + 16.8
1992                                        + 20.4
1993                                        + 5.9
1994                                        + 11.3
1995                                        + 3.4
1996                                        + 29.3
1997                                        + 11.7
Total return over entire 10-year period     + 199.8
Average annual compound return              + 11.6

AMCAP FUND(R) SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN GROWING, PROFITABLE COMPANIES.

AMCAP'S LIFETIME RESULTS
For the period May 1, 1967 to February 28, 1997 with all distributions reinvested

                                              Total            Average Annual
                                              Return           Compound Return
AMCAP                                         3,582.8%         12.9%
Standard & Poor's 500 Composite Index         2,493.3          11.5
Consumer Price Index (inflation)*             382.2            5.4

 *Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                       Total                       Average Annual
                       Return                      Compound Return
TEN YEARS              + 170.15%                   +10.45%
FIVE YEARS             + 65.56                     + 10.61
ONE YEAR               + 2.98                      -

Sales charges are lower for accounts of $50,000 or more.


THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



FELLOW SHAREHOLDERS:

Fiscal 1997 was an excellent year to be invested in larger growth companies. Strong corporate profits, low inflation, relatively low interest rates and a favorable competitive position in world markets contributed to the success of many big U.S. companies. On the other hand, the stocks of smaller companies considerably lagged their larger counterparts.

AMCAP Fund, which invests in a mix of both larger and smaller growth companies, had a good year on an absolute basis. For the 12 months ended February 28, the value of your investment increased 11.7% if you reinvested dividends totaling 12 cents a share and capital gain distributions totaling $1.31 a share.

Like most mutual funds, however, AMCAP did not keep pace with the surging Standard & Poor's 500 Composite Index, which is a weighted index of 500 of the largest U.S. corporations. The unmanaged S&P 500 showed a gain of 26.2% with dividends reinvested.

This substantial gain reflected a strong preference among investors for the very largest companies. A closer look at the S&P 500 shows that the largest 50 stocks, weighted by market capitalization, accounted for over 50% of its total return for AMCAP's fiscal 1997. The largest 100 stocks contributed nearly 75% of the S&P 500's total return for the period.

In the recent 12 months, technology and financial services companies were among the fund's winners, while many health care and entertainment stocks were disappointments.

Intel, a designer and maker of microprocessors that is one of our largest holdings, rose 141.2%. Texas Instruments, a maker of integrated circuits and consumer electronics, gained 54.6%. Low inflation helped financial services companies. The stock of Northern Trust, a provider of fiduciary, custody and cash management services, increased 61.1%.

Two financial companies that are in our top 10 holdings also did well. Student Loan Marketing, the provider of student loans known as "Sallie Mae," rose 28.1% and Federal National Mortgage, the federally sponsored mortgage company known as "Fannie Mae," rose 26.5%.

This was a difficult year for health maintenance organizations (HMOs), where increased competition seriously affected profit margins. Many companies had to cut prices to win corporate contracts, but operating expenses were higher than projected. As a result, earnings of several HMOs were negatively impacted. United HealthCare, one of the nation's largest managed health care companies, declined 23.6%. Humana, another large HMO, fell 19.9%. Despite these difficulties, we remain confident that the managed care business has a good future. If business fundamentals are still in place, we tend to be long-term investors and wait out temporary declines in stock prices.

Increased competition also hurt cable television stocks, which are facing a strong threat from direct satellite television. Tele-Communications/TCI, the largest operator of cable TV systems in the United States, declined 38.1%. Comcast, one of the country's fastest growing cable operators, fell 8.9%.

In the media and entertainment area, two stocks that ran into difficulty in the first six months of the year rallied in the second half. Walt Disney ended the fiscal year with a 13.4% gain after being off 13.0% in the first six months. Time Warner fell 4.1% for the fiscal year, but was down 21.9% in the first half. In both cases, investors reacted negatively to large acquisitions and heavy investment spending that affected earnings.

Although entertainment and cable stocks experienced a disappointing year, we believe the industry is strategically well-positioned for the long term. Worldwide demographic, political and economic trends and the competitive edge of American entertainment companies favor the industry. However, as we noted in last year's annual report, a good macroeconomic environment does not mean that all companies will succeed - or that they will all prosper equally.

[background photo:  the number 30]

As we head further into spring, it is important to note that the fund expects to declare a capital gain distribution in May in the range of 95 cents to $1.05 a share. Many investors have found that reinvesting capital gain distributions can be an excellent way to build capital growth for the long term.

As investors for the long term, we invite you to read our feature story, "Thirty Years of Growth and Innovation," beginning on page 6, which looks at AMCAP's history and how industries and companies go in and out of favor as economic, social and political conditions change.

The one constant in this changing market environment is AMCAP's commitment to investing in growing and profitable businesses when their value is not widely recognized. For the long run, we have found that this approach has produced above-average results. Over its 30-year lifetime through February 28, AMCAP's 12.9% average annual compound return was well ahead of the S&P 500's 11.5% return. We will do everything we can to maintain that record and look forward to reporting to you again in six months.

Cordially,

[/S/ Walter P. Stern]
Walter P. Stern
Chairman of the Board

[/s/ R. Michael Shanahan]
R. Michael Shanahan
President

April 11, 1997


How a $10,000 Investment Has Grown

CHARTING THE COURSE OF AN INVESTMENT IN AMCAP

Here's how a $10,000 investment in AMCAP grew between May 1, 1967 - when the fund began operations - and February 28, 1997. As you can see, that $10,000 would have grown to $346,783 with all distributions reinvested, a gain of 3,368%. Over the same period, $10,000 would have grown to $259,792 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1987. At that time, according to the table, the value of the investment illustrated here was $115,664. Since then, it has nearly tripled in value to $346,783. Thus, in that same 10-year period, the value of your investment - regardless of its size - has also nearly tripled.

[chart]
$346,783 /1/ /2/
AMCAP with dividends reinvested

$259,792
S&P 500 50 with dividends reinvested

$48,218 /3/
Consumer Price Index (inflation)

$10,000 /1/
original investment

Average annual compound return for 29-3/4 years
12.6% /1/

Year ended 2/28              S&P 500 with                 Consumper Price Index
                             dividends reinvested         (inflation) /3/
5/1/67                       $10,000                      $10,000
1968                         9,752                        10,332
1969                         11,047                       10,816
1970                         10,406                       11,480
1971                         11,678                       12,054
1972                         13,274                       12,477
1973                         14,310                       12,961
1974                         12,737                       14,260
1975                         11,297                       15,861
1976                         14,396                       16,858
1977                         14,997                       17,855
1978                         13,720                       19,003
1979                         15,999                       20,876
1980                         19,949                       23,837
1981                         24,234                       26,556
1982                         21,983                       28,580
1983                         30,461                       29,577
1984                         33,768                       30,937
1985                         40,829                       32,024
1986                         53,293                       33,021
1987                         69,042                       33,716
1988                         67,142                       35,045
1989                         75,100                       36,737
1990                         89,250                       38,671
1991                         102,334                      40,725
1992                         118,773                      41,873
1993                         131,422                      43,233
1994                         142,336                      44,320
1995                         152,779                      45,589
1996                         205,875                      46,798
1997                         259,792                      48,218

[end chart]

YEAR ENDED                                  1968*        1969         1970         1971         1972        1973
FEB. 28 OR 29
TOTAL VALUE


Dividends                                   -            $75          190          200          244         228
reinvested

Value at                                    $10,057      12,212       11,835       12,643       14,902      13,978
Year-End/1/

AMCAP                                       0.6%         21.4         -3.1         6.8          17.9        -6.2
Total Return

YEAR ENDED                                  1974         1975         1976         1977         1978        1979
FEB. 28 OR 29
TOTAL VALUE

Dividends                                   196          294          328          208          263         335
reinvested

Value at                                    11,037       9,903        13,883       14,173       16,612      22,738
Year-End/1/

AMCAP                                       -21.0        -10.3        40.2         2.1          17.2        36.9
Total Return

YEAR ENDED                                  1980         1981         1982         1983         1984        1985
FEB. 28 OR 29
TOTAL VALUE

Dividends                                   438          724          2,594        1,231        1,591       1,944
reinvested

Value at                                    33,541       40,548       42,643       61,456       62,128      72,165
Year-End/1/

AMCAP                                       47.5         20.9         5.2          44.1         1.1         16.2
Total Return


YEAR ENDED                                  1986         1987         1988         1989         1990        1991
FEB. 28 OR 29
TOTAL VALUE

Dividends                                   1,548        1,629        3,017        3,167        3,160       3,293
reinvested

Value at                                    88,738       115,664      112,037      122,827      140,027     163,492
Year-End/1/

AMCAP                                       23.0         30.3         -3.1         9.6          14.0        16.8
Total Return


YEAR ENDED                                  1992         1993         1994         1995         1996        1997
FEB. 28 OR 29
TOTAL VALUE

Dividends                                   2,156        2,252        1,918        2,399        3,363       2,643
reinvested

Value at                                    196,856      208,557      232,137      240,047      310,345     346,783
Year-End/1/

AMCAP                                       20.4         5.9          11.3         3.4          29.3        11.7
Total Return

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended February 28, 1997)

TEN YEARS              +10.94%
FIVE YEARS             +10.67
ONE YEAR               + 5.31

*Assumes reinvestment of all distributions and payment of the 5.75% current maximum sales charge at the beginning of the stated periods.

/1/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $41,628 and reinvested capital gain distributions of $165,159.

/3/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

#For the period May 1, 1967 (when the fund began operations) through February 29, 1968.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.


THIRTY YEARS OF GROWTH AND INNOVATION

[1967 - 1997 printed vertically on page]

A LOOK AT WHERE AMCAP HAS BEEN - AND WHERE IT IS GOING. The year was 1967. The United States was embroiled in war in Vietnam. A gallon of gas sold for only 30 cents. Lyndon Johnson was President - and an American company produced the first microwave oven for home use. On May 1, AMCAP Fund began operations.

In our first report to shareholders that year, we described our goal as investing in "well-managed and aggressive companies in expanding industries." We specified that these companies should produce goods and services with favorable long-term prospects for increasing demand. Also, we said that we favored companies that are not necessarily tied to economic or even to general profit cycles because of the uniqueness of their product or service and the special nature of their growth.

That description of AMCAP's approach is every bit as true today as it was when we first made it 30 years ago.

Though AMCAP's objectives remain the same, the mutual fund industry has changed radically over those three decades. Back in 1967 there were only 200 mutual funds, and AMCAP was one of only 54 growth funds. Fewer than 8% of U.S. households owned mutual funds. Today there are more than 7,000 mutual funds, and AMCAP is one of 820 growth funds. Nearly 37% of households own mutual funds.

So as we approach our 30th anniversary on May 1, it is a good time to look back over those years to review where the fund has been - and to consider the challenges ahead.

A CHANGING PORTFOLIO

Although the fund's philosophy has remained steady over those 30 years, AMCAP's portfolio reflects the changes in America's quality growth companies. Our first annual report in 1967 noted the fund had 39 companies in its portfolio. Our largest investments included: Barnes-Hind Pharmaceuticals, DeLuxe Check Printers, Thomasville Furniture Industries, Schlitz Brewing and General Electric. Today none of these companies is currently an AMCAP investment. Three of the five - Barnes-Hind, Thomasville and Schlitz - have been acquired by other firms and no longer exist independently.

[Photo:  lit candles]
[Watermark:  lit candles]

Today there are 86 companies in the fund's portfolio. AMCAP's largest holdings are Walt Disney, Philip Morris, Medtronic, Federal National Mortgage and Time Warner. "The names are different, but we still emphasize high-quality growth companies," says Bill Newton, one of the fund's original portfolio counselors who remains in that role today.

THREE DECADES OF PROGRESS

AMCAP's progress during the past three decades has been dramatic. The fund has grown from $6.3 million in assets when it began to $3.8 billion today. The number of shareholders has increased from 219 in 1967 to 183,512.

Shareholders who began with us in 1967 and stayed the course have been well rewarded. As you can see in the chart on pages 4 and 5, a $10,000 investment in AMCAP when the fund began would have grown to $346,783 today, with all distributions reinvested. Over the same period, $10,000 in the unmanaged Standard & Poor's 500 Composite Index, a broad measure of the stock market, would have grown to $259,792 with dividends reinvested.

In the following pages, we review the fund's changing portfolio - and investment challenges - in 10-year intervals.

[Photo caption]
1969
Apollo 11 lands on the moon [End photo caption]

1967-1977*

VIETNAM, WATERGATE, OIL SHOCK AND A SEVERE BEAR MARKET. The 1967 to 1977 era was marked by extreme turmoil in American society and in investment markets.

AMCAP began in the "go-go" years on Wall Street when "conglomerates" were popular investments. Conglomerates are corporations made up of a number of different companies that operate in diversified fields. The late 1960s also saw the rise of go-go funds - aggressively managed mutual funds that bought the stocks of conglomerates along with hot new issues and other speculative securities.

At first, AMCAP concentrated on investing in small and medium-sized companies. But as general market speculation picked up during 1968, the fund moved into stocks of large, well-established companies like BankAmerica, Royal Dutch Petroleum and General Foods. Stocks like those weren't found in most growth fund portfolios at the time, but AMCAP portfolio counselors felt they represented solid values in an overheated market. The move turned out to be a good one because in 1969 the stock market declined - and many of the so-called go-go stocks and aggressive mutual funds fell sharply. Small and medium-sized companies suffered more than larger, established companies.

In 1973 an Arab oil embargo led to a U.S. energy crisis. Oil prices quadrupled, and by 1974 inflation had risen to double digits. The economy slid into recession. From January 11, 1973 through October 3, 1974, the S&P 500 fell 48%. Along with the rest of the market, AMCAP's value fell too. Recalls Mike Shanahan, then an AMCAP portfolio counselor and now the fund's president:
"Everything got hit hard - overvalued stocks and undervalued stocks. The market was very emotional."

*May 1, 1967 to April 30, 1977.

[Photo caption]
1967
Buckminster Fuller and the geodesic dome [End photo caption]
[Watermark:  flower]
[Photo:  flower]

In 1974 President Richard Nixon resigned over Watergate - and by 1975 the Vietnam War was over. The period ended with economic stagnation, firmly entrenched inflation and rising interest rates - anathemas for the stock market.

All in all, the fund's first 10 years was a tough period for stock investing. AMCAP ended the period with a 4.3% average annual compound return, edging the S&P 500, which had a 4.1% average annual return. AMCAP's return was higher than the 2.5% annual return of the average growth fund, as measured by Lipper Analytical Services.

1977-1987**

INFLATION, RECESSION AND RECOVERY. This was a decade of major contrasts, starting with severe inflation. Interest rates rose well into double digits and President Jimmy Carter warned of a malaise in America. In 1978 the dollar plunged to then record lows against foreign currencies. In 1979 Iran seized the U.S. Embassy in Tehran and held hostages.

Though it was a volatile time, the late 1970s was one of AMCAP's best periods for investing. For the most part, the fund was heavily invested in technology stocks. Recalls one former AMCAP president: "There were dozens of smaller companies around then, all growing at 30% to 40% a year and all at low price/earnings ratios. Computer equipment, communications and electronics companies were taking off. Later on, we got into energy and oil equipment stocks that did very well for us, but it was those smaller growth companies involved in new technology that gave us the biggest push."

[Photo caption]
1980
Ronald Reagan is elected President [End photo caption]
**May 1, 1977 to April 30, 1987.
[Photo caption]
1977
Seattle Slew wins the Triple Crown [End photo caption]

From November 28, 1980 to August 12, 1982, the stock market declined 27%. In 1981 President Ronald Reagan was wounded, and Egyptian President Anwar Sadat was assassinated. Interest rates hit an all-time high.

AMCAP held up better than the market as a whole during that decline because the fund had started selling many of its technology investments when their stocks seemed overpriced. The fund also built up a large cash position of almost one-third of its assets. It was a defensive move, but it proved to be a wise one.

By the middle of 1982 interest rates headed down, and the stock market began a long rally that continued through the end of the period. To capitalize on the trend toward lower interest rates, AMCAP moved some of its investments into bigger, better known companies, in contrast with the smaller, more leveraged companies that it held during the inflationary period of the late 1970s. AMCAP's portfolio counselors believed that in a period of declining inflation and lower interest rates, established companies with strong finances - companies that generate a lot of cash - would do particularly well.

AMCAP ended its second decade in an especially strong position. The fund had an average annual compound return of 23.3% over those 10 years, far outpacing the S&P 500, which had an average annual return of 16.8%, and the Lipper average of growth funds, which had an annual return of 19.3%.

[Photo caption]
1984
Computer company unveils new microchip [End photo caption]

[Photo caption]
1989
The Berlin Wall comes down [End photo caption]

1987-1997*

A Stock Crash, Communism's Collapse, Mideast War and a Bull Market. AMCAP's third decade began with a steep 31% stock market decline in October 1987. But stock prices recovered fairly quickly and resumed their long climb upward.

In fiscal 1988 (ended February 29), which includes the crash of 1987, AMCAP suffered a decline of only 3.1%. In 1989 the Berlin Wall came down, ushering in the beginnings of democratic change throughout Eastern Europe.

The peace was shattered in 1990 when Iraq's tanks and troops invaded Kuwait. Stock prices fell 20% but recovered after a stunning victory by United States and allied forces. In 1992 the Soviet Union's political and economic system collapsed. Free-market systems began gaining favor all over the world.

The decade of the late 1980s and the 1990s was a good one for AMCAP on an absolute basis. Strong fiscal years were 1996 (+29.3%), 1992 (+20.4%) and 1991 (+16.8%). For the decade as a whole, AMCAP had an average annual return of 11.7% compared with 14.2% for the S&P 500 and 12.6% for the Lipper average of growth funds. Like many mutual funds, AMCAP had a difficult time keeping pace with the torrid rise in the S&P 500 during the period. The primary reason was a sizable cash position held for much of the period as a cushion against a potential market decline.

[Photo caption]
1987
Stock market crashes [End photo caption]

*May 1, 1987 to February 28, 1997.

[Photo caption]
1994
The Information Superhighway takes off [End photo caption]

OUTSTANDING AMCAP INVESTMENTS

In the past several years, AMCAP has been emphasizing companies of all sizes in business and public services, broadcasting and publishing, financial services and health and personal care. Several of our large long-term investments have been outstanding over the past 10 years. They particularly fit our theme for this issue: "Thirty Years of Growth and Innovation." To name just two:

MEDTRONIC is the world's leading medical technology company specializing in implantable and invasive therapies. It has been an AMCAP investment for 19 years and just completed the best year in its history in 1996, when the company's net income increased 49% on a revenue increase of 24%. We first invested in Medtronic when it had a single core business - the implantable battery-powered cardiac pacemaker. Through heavy investment in research and development the company has expanded into a wide variety of medical businesses and products. Over the past 11 years, Medtronic has achieved an annual compound growth rate in net income of 25%. The company's long-term commitment is to "enhancing lives through medical innovation."

NORWEST is a diversified financial services company with more than 3,000 stores in all 50 states, Canada, Central America and the Caribbean. At the end of 1996, it had 53,000 employees and assets of $80.2 billion. Its innovative management has expanded the company from its banking base into investments, insurance, consumer finance, and mortgage and specialized lending. In 1996 Norwest's net income increased 22%. Over the past 10 years, Norwest has recorded an annual compound growth rate in net income of 25%.

[Photo caption]
1990
Nelson Mandela is released {End photo caption]

1998 AND BEYOND

[Watermark:  man looking through binocular]

WHERE AMCAP GOES FROM HERE. AMCAP begins its 1998 fiscal year with a fresh, enthusiastic outlook on growth stock investing. Two new portfolio counselors - Tim Armour and Claudia Huntington - have joined the fund. Both are seasoned veterans of Capital Research and Management Company, AMCAP's investment adviser.

Finding rapidly expanding companies like Medtronic and Norwest, whose stock prices do not fully reflect their fundamental values or prospects, is not easy. Capital Research and Management Company continues its strong commitment to research. Analysts and portfolio managers interview hundreds of corporate executives, suppliers, customers and competitors of companies that are considered for investments by AMCAP Fund. This emphasis on exclusive in-house research is an important factor in the fund's success.

Success in growth stock investing also calls for conviction and patience - two qualities that we believe AMCAP has demonstrated throughout its 30-year history. In an investment marketplace with more than 7,000 available mutual fund choices, it should be reassuring to know that the fund's style of investing and philosophy have stood the test of time.

[Photo caption]
Genetic research offers the potential for medical breakthroughs [End photo caption]


AMCAP Fund Investment Portfolio
February 28, 1997

-------------------------------------------------------------------------------------------------------
Largest Industry Holdings

Business & Public Services                                              13.22%
Broadcasting & Publishing                                                9.09
Financial Services                                                       8.40
Health & Personal Care                                                   6.64
Data Processing & Reproduction                                           6.00
Other Industries                                                        40.49
Cash & Equivalents                                                      16.16
-------------------------------------------------------------------------------------------------------
Largest Equity-Type Holdings

Walt Disney                                                              4.12%
Philip Morris                                                            3.67
Medtronic                                                                3.66
Federal National Mortgage                                                3.64
Time Warner                                                              3.46
Comcast                                                                  2.22
PacifiCare Health Systems                                                2.20
Gillette                                                                 2.19
Intel                                                                    2.01
Student Loan Marketing                                                   1.95
-------------------------------------------------------------------------------------------------------
                                                                    Shares or  Market Value Percent of
                                                                    Principal         (000) Net Assets
EQUITY-TYPE SECURITIES                                                 Amount
-------------------------------------------------------------------------------------------------------




Business & Public Services -  13.22%
PacifiCare Health Systems, Inc., Class B/1/                             855000      $71,606
PacifiCare Health Systems, Inc., Class A/1/                             150000         12000      2.20%
United HealthCare Corp.                                                1290000         64339      1.69
CUC International Inc./1/                                              1800000         42975
CUC International Inc., 3.00% convertible debentures 2002/2/       $6,000,000           6060      1.29
Federal Express Corp./1/                                                940000         48410      1.27
Electronic Data Systems Corp.                                          1012800         45703      1.20
Avery Dennison Corp.                                                   1000000         40375      1.06
Manpower Inc.                                                           870200         32850       .86
Ceridian Corp./1/                                                       830000         32474       .85
American Management Systems, Inc./1/                                   1150000         20125       .53
Interpublic Group of Companies, Inc.                                    400000         20050       .53
First Data Corp.                                                        500000         18312       .48
WMX Technologies, Inc.                                                  405000         12808       .34
Vivra Inc./1/                                                           400000         11900       .31
Humana Inc./1/                                                          600000         11775       .31
BDM International, Inc./1/                                              200000          8400       .22
Value Health, Inc./1/                                                   131200          3149       .08
Broadcasting & Publishing -  9.09%
Time Warner Inc.                                                       3216000      131,856       3.46
Comcast Corp., Class A special stock                                   4475000         79990
Comcast Corp., Class A                                                  260000          4534      2.22
Viacom Inc., Class B/1/                                                1962200         69167      1.82
Tele-Communications, Inc., Series A,
 TCI Group/1/                                                          2079900         24699       .65
Tele-Communications, Inc., Series A,
 Liberty Media Group/1/                                                1167750         24523       .64
A. H. Belo Corp., Class A                                               300000         11325       .30
Financial Services -  8.40%
Federal National Mortgage Assn.                                        3460000        138400      3.64
Student Loan Marketing Assn.                                            700000         74112      1.95
Capital One Financial Corp.                                            1245000         49489      1.30
Federal Home Loan Mortgage Corp.                                       1374400         40888      1.07
ADVANTA Corp., Class B                                                  213300          8559       .22
Associates First Capital Corp., Class A                                 175000          8444       .22
Health & Personal Care -  6.64%
Medtronic, Inc.                                                        2150000        139213      3.66
Gillette Co.                                                           1052500         83279      2.19
Pfizer Inc                                                              330000         30236       .79
Data Processing & Reproduction -  6.00%
Oracle Corp./1/                                                        1817700         71345      1.87
Silicon Graphics, Inc./1/                                              1750000         42219      1.11
Solectron Corp./1/                                                      630200         33322       .88
Intuit Inc./1/                                                         1039700         23523       .62
Sybase, Inc./1/                                                        1184200         19391       .51
International Business Machines Corp.                                   100000         14375       .38
Cisco Systems, Inc./1/                                                  200000         11125       .29
Sequent Computer Systems, Inc./1/                                       560000          9625       .25
3Com Corp./1/                                                           100000          3311       .09
Leisure & Tourism -  5.80%
Walt Disney Co.                                                        2112644        156864      4.12
Brinker International, Inc./1/                                         2700000         32062       .84
Marriott International, Inc.                                            500000         26500       .70
Harrah's Entertainment, Inc./1/                                         295000          5458       .14
Electronic Components -  5.61%
Intel Corp.                                                             540000         76612      2.01
Texas Instruments Inc.                                                  600000         46275      1.22
ADC Telecommunications, Inc./1/                                         920000         24840       .65
Bay Networks, Inc./1/                                                  1300000         24700       .65
Analog Devices, Inc./1/                                                 825000         19181       .50
Linear Technology Corp.                                                 275000         12513       .33
Seagate Technology/1/                                                   200000          9450       .25
Merchandising -  5.58%
AutoZone, Inc./1/                                                      1800000         44550      1.17
Viking Office Products, Inc./1/                                        1850000         43706      1.15
Circuit City Stores, Inc.                                              1000000         31250       .82
Wal-Mart Stores, Inc.                                                   950000         25056       .66
Cardinal Health, Inc., Class A                                          396393         24378       .64
Walgreen Co.                                                            350000         14963       .39
Staples, Inc./1/                                                        625000         13516       .36
Intimate Brands, Inc., Class A                                          400000          7800       .20
Albertson's, Inc.                                                       200000          7050       .19
Banking -  5.23%
Norwest Corp.                                                          1400000         69650      1.83
Golden West Financial Corp.                                             900000         60975      1.60
Northern Trust Corp.                                                    800000         34000       .89
Banc One Corp.                                                          550000         24269       .64
SunTrust Banks, Inc.                                                    200000         10275       .27
Beverages & Tobacco -  5.11%
Philip Morris Companies Inc.                                           1035000        139854      3.67
PepsiCo, Inc.                                                          1200000         39450      1.04
Robert Mondavi Corp., Class A/1/                                        366700         15035       .40
Telecommunications -  3.11%
Telephone and Data Systems, Inc.                                       1200000         48000      1.26
AirTouch Communications/1/                                             1250000         34062       .89
MCI Communications Corp.                                                850000         30388       .80
AT&T Corp.                                                              150000          5981       .16
Insurance -  1.07%
American International Group, Inc.                                      337500         40837      1.07
Transportation:  Rail -  1.03%
Wisconsin Central Transportation Corp./1/                              1091700         39165      1.03
Machinery & Engineering -  0.90%
Thermo Electron Corp./1/                                               1000000         34125       .90
Transportation: Airlines -  0.77%
Southwest Airlines Co.                                                  750250         17631       .46
AMR Corp./1/                                                            150000         11794       .31
Recreation & Other Consumer Products - 0.59%
Broderbund Software, Inc./1/                                            500000         14687       .39
Electronic Arts/1/                                                      250000          7813       .20
Electronic Instruments - 0.53%
Applied Materials, Inc./1/                                              400000         20250       .53
Aerospace & Military Technology -  0.46%
General Motors Corp., Class H                                           300000         17700       .46
Food & Household Products -  0.41%
Colgate-Palmolive Co.                                                   150000         15525       .41
Industrial Components -  0.29%
Danaher Corp.                                                           252000         10899       .29
Chemicals -  0.23%
RPM, Inc.                                                               500000          8812       .23
Construction & Housing -  0.10%
Jacobs Engineering Group Inc./1/                                        150000          3862       .10
Electrical & Electronics - 0.07%
Lucent Technologies Inc.                                                 48612          2619       .07
Miscellaneous
Other equity-type securites in initial period of
 acquisition                                                                          136959      3.60
                                                                              -------------------------
TOTAL EQUITY-TYPE SECURITIES (cost: $2,054,610,000)                                  3191602     83.84





                                                                    Principal
                                                                      Amount
SHORT-TERM SECURITIES                                                 (000)
-------------------------------------------------------------------------------------------------------
Corporate Short-Term Notes -  13.59%
Lucent Technologies Inc. 5.27%-5.32% due 3/10-5/27/97                 $69,000          68541      1.80
Sara Lee Corp. 5.30% due 3/26/97                                         60000         59769      1.57
Coca-Cola Co. 5.23%-5.28% due 4/2-4/7/97                               56,900          56617      1.49
H.J. Heinz Co. 5.24%-5.33 due 3/4-4/3/97                                 49900         49746      1.31
Weyerhaeuser Co. 5.28%-5.30% due 3/3-4/10/97                             45500         45437      1.19
Hershey Foods Corp. 5.28% due 3/13-3/21/97                               44000         43911      1.15
National Rural Utilities Cooperative Finance Corp. 5.25%-
 5.29% due 3/24-5/14/97                                                  44100         43801      1.15
Warner-Lambert Co. 5.24%-5.30% due 3/5-6/13/97                           40600         40263      1.06
Motorola Credit Corp. 5.23%-5.28% due 4/3-4/8/97                         30925         30768       .81
IBM Credit Corp. 5.31% due 3/19-4/15/97                                  28900         28739       .75
BellSouth Telecommunications, Inc. 5.31% due 3/7/97                    23,500          23476       .62
Ameritech Corp. 5.25%-5.30% due 3/4-4/18/97                              17400         17368       .46
General Electric Capital Corp. 5.30% due 4/1/97                           9000          8957       .23
Federal Agency Discount Notes -  2.64%
Federal Home Loan Bank 5.20% due 5/15/97                                 49000         48456      1.27
Federal National Mortgage Assn. 5.22%-5.34% due
 3/13-5/13/97                                                            33200         32918       .87
Federal Home Loan Mortgage Corp. 5.25%-5.26% due
 3/12-3/27/97                                                            19134         19065       .50
Certificates of Deposit -  0.42%
Morgan Guaranty Trust Co. of New York 5.40% due 4/28/97                  16000         16001       .42
                                                                              -------------------------
TOTAL SHORT-TERM SECURITIES (cost:
 $633,874,000)                                                                        633833     16.65
                                                                              -------------------------
TOTAL INVESTMENT SECURITIES (cost:
 $2,688,484,000)                                                                     3825435    100.49

Excess of payables over cash and receivables                                           18617       .49
                                                                              -------------------------
NET ASSETS                                                                       $3,806,818     100.00%
                                                                                   ========   ========
/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


Equity-type securities appearing in the portfolio
since August 31,1996
-----------------------------------------------------------------
Applied Materials
AutoZone
Intimate Brands
Lucent Technologies
Viking Office Products

Equity-type securities eliminated from the portfolio
since August 31, 1996
-----------------------------------------------------------------
Amgen
AMP
AVX
Delta Air Lines
Digital Equipment
Duracell International
Informix
LIN Television
Loctite
Loewen Group
LSI Logic
Maxim Integrated Products
Motorola
Pitney Bowes
Promus Hotel
Tandem Computers
UST

AMCAP FUND Financial Statements
-------------------------------------------             --------        --------
Statement of Assets and Liabilities
at February 28, 1997 (dollars in thousands)
-------------------------------------------             --------        --------
Assets:
Investment securities at market
 (cost: $2,688,484)                                                   $3,825,435
Cash                                                                         246
Receivables for--
 Sales of fund's shares                                  $ 1,916
 Dividends and accrued interest                            2,059           3,975
                                                        --------        --------
                                                                       3,829,656
Liabilities:
Payables for--
 Purchases of investments                                 16,204
 Repurchases of fund's shares                              3,321
 Management services                                       1,169
 Accrued expenses                                          2,144          22,838
                                                        --------        --------
Net Assets at February 28, 1997--
 Equivalent to $14.60 per share on
 260,734,893 shares of $1 par value
capital stock outstanding (authorized
capital stock--300,000,000 shares)                                    $3,806,818
                                                                      ==========
Statement of Operations for the year
ended February 28, 1997
                                                        --------        --------
Investment Income:
Income:
 Dividends                                           $    29,858
 Interest                                                 25,351        $ 55,209
                                                        --------
Expenses:
 Management services fee                                  14,491
 Distribution expenses                                     6,849
 Transfer agent fee                                        2,685
 Reports to shareholders                                     179
 Registration statement and prospectus                       143
 Postage, stationery and supplies                            561
 Directors' fees                                             111
 Auditing and legal fees                                      58
 Custodian fee                                               104
 Taxes other than federal income tax                          52
 Other expenses                                              117          25,350
                                                        --------        --------
Net investment income                                                     29,859
                                                                        --------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                        476,706
Net change in unrealized
 appreciation on investments:
 Beginning of year                                     1,230,693
 End of year                                           1,136,951
                                                        --------
  Net unrealized depreciation
    on investments                                                       (93,742)
                                                                        --------
 Net realized gain and unrealized
  depreciation on investments                                            382,964
                                                                        --------
Net Increase in Net Assets Resulting
 from Operations                                                        $412,823
                                                                      ==========
See Notes to Financial Statements

Statement of Changes in Net
 Assets
---------------------------------------------           --------        --------
Year ended February 28 or 29
                                                             1997            1996
Operations:                                             --------        --------
Net investment income                                 $   29,859      $   38,834
Net realized gain on investments                         476,706         366,352
Net unrealized appreciation (depreciation)
 on investments                                          (93,742)        448,727
                                                        --------        --------
  Net increase in net assets
   resulting from operations                             412,823         853,913
                                                        --------        --------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                     (30,602)        (40,721)
Distributions from net realized
 gain on investments                                    (334,007)       (284,911)
                                                        --------        --------
  Total dividends and distributions                     (364,609)       (325,632)
                                                        --------        --------
Capital Share Transactions:
Proceeds from shares sold:
 31,306,396 and 36,019,892
 shares, respectively                                    439,313         492,283
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 23,920,709 and 22,741,455 shares,
 respectively                                            342,841         305,933
Cost of shares repurchased:
 50,858,558 and 44,261,999
 shares, respectively                                   (716,380)       (603,782)
                                                        --------        --------
  Net increase in net assets
   resulting from capital share transactions              65,774         194,434
                                                        --------        --------
Total Increase in Net Assets                             113,988         722,715

Net Assets:
Beginning of year                                      3,692,830       2,970,115
                                                        --------        --------
End of year (including undistributed
 net investment income of $5,029 and
 $5,772, respectively)                                $3,806,818      $3,692,830
                                                      ==========      ==========
See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $104,000 includes $24,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of February 28, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,136,951,000, of which $1,265,096,000 related to appreciated securities and $128,145,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1997. The cost of portfolio securities for book and federal income tax purposes was $2,688,484,000 at February 28, 1997.

3. The fee of $14,491,000 for management services was paid pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1997, distribution expenses under the Plan were $6,849,000. As of February 28, 1997, accrued and unpaid distribution expenses were $1,858,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,685,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $638,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1997, aggregate amounts deferred and earnings thereon were $275,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1997, accumulated undistributed net realized gain on investments was $264,403,000 and additional paid-in capital was $2,139,700,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $772,063,000 and $1,220,237,000, respectively, during the year ended February 28, 1997.


AMCAP FUND
Per-Share Data and Ratios
-------------------------------------------          -----           -----           -----            -----           -----

                                                                                Year ended         February        28 or 29
                                                     -----           -----           -----            -----           -----
                                                       1997            1996            1995             1994            1993
                                                     -----           -----           -----            -----           -----
Net Asset Value, Beginning
 of Year                                            $14.40          $12.28          $12.98           $13.52          $13.23
                                                     -----           -----           -----            -----           -----

 Income from Investment
  Operations:
   Net investment income                               .12             .16             .14              .12             .13
   Net realized and unrealized
    gain on investments                               1.51            3.32             .24             1.28             .63
                                                     -----           -----           -----            -----           -----
    Total income from investment
     operations                                       1.63            3.48             .38             1.40             .76
                                                     -----           -----           -----            -----           -----
 Less Distributions:
  Dividends from net investment
   income                                             (.12)           (.17)           (.13)            (.12)           (.15)
  Distributions from net realized
   gains                                             (1.31)          (1.19)           (.95)           (1.82)           (.32)
                                                     -----           -----           -----            -----           -----
   Total distributions                               (1.43)          (1.36)          (1.08)           (1.94)           (.47)
                                                     -----           -----           -----            -----           -----
Net Asset Value, End of Year                        $14.60          $14.40          $12.28           $12.98          $13.52
                                                   =======         =======         =======          =======         =======
Total Return/1/                                     11.74%           29.29%           3.41%           11.31%           5.94%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                         $3,807          $3,693          $2,970           $3,063          $3,016
 Ratio of expenses to average                                            `
  net assets                                          .69%             .71%            .71%             .72%            .73%
 Ratio of net income to
  average net assets                                  .81%            1.16%           1.16%             .89%           1.02%
 Average commissions paid
  per share/2/                                  5.05 cents      5.95 cents      5.95 cents       6.54 cents      7.28 cents
 Portfolio turnover rate                            24.14%           35.16%          17.92%           22.18%          14.72%



/1/Calculated without deducting a sales charge. The
 maximum sales charge is 5.75% of the fund's offering price.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis
 (without commission),  such as fixed-income transactions, are excluded.

Independent Auditor's Report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the schedule of portfolio investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 26, 1997

BOARD OF DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant; former Executive Vice President and Director, KaiserSteel Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

HERBERT HOOVER III
San Marino, California
Private investor

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.; former Executive Vice President of the Salzburg Seminar; former Director of Development and of the Capital
Campaign, Hampshire College

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and Chief Executive Officer, Cairnwood, Inc. (venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Graduate Institute of Applied
Life Sciences at Claremont

R. MICHAEL SHANAHAN
Los Angeles, California
President of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

CHARLES WOLF, JR., PH.D.
Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser,
The RAND Corporation

CHAIRMAN EMERITUS

JAMES D. FULLERTON
Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.

OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

TIMOTHY D. ARMOUR
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

CLAUDIA P. HUNTINGTON
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

JAMES B. LOVELACE
Los Angeles, California
Vice President of the fund
Vice President,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 33% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker llp
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche llp
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

[The American Funds Group(r)]

Litho in USA   SM/FS/3201
Lit. No. AMCAP-011-0497